UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  April 1, 2013

Commission File Number:  001-35522

First PacTrust Bancorp, Inc.
(Exact name of small business issuer as specified in its charter)

Maryland
(State or other jurisdiction of incorporation or organization)
04-3639825
(IRS Employer Identification No.)

18500 Von Karman Ave, Suite 1100, Irvine, California 92612
(Address of principal executive offices)

949-236-5211
(Registrant's Telephone number)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Effective April 1, 2013, the Board of Directors of First PacTrust Bancorp, Inc. (the "Company"), upon the recommendation of the Nominating Committee of the Board, appointed Jonah Schnel as a director of the Company and as a member of the Compensation and Nominating Committees of the Board.

Mr. Schnel founded and has managed several privately-held specialty finance businesses and currently is the Chairman of a private company focused on lending to small businesses throughout the United States. Earlier in his career, Mr. Schnel worked at SunAmerica Investments, Inc. as a manager in the real estate investment division with a primary focus of first lien lending on a diverse range of commercial real estate assets. Mr. Schnel received his Bachelor's Degree, summa cum laude, from Tulane University and completed the Director training and certification program at the UCLA Anderson School of Management. Mr. Schnel currently serves as the President and Chair of the Southern California Chapter of the Tourette Syndrome Association.

A copy of the press release issued by the Company announcing the appointment of Mr. Schnel is attached to this report as Exhibit 99.1 and is incorporated herein by reference.

There are no arrangements or understandings between Mr. Schnel and any other persons pursuant to which he was selected as a director. There are no transactions in which Mr. Schnel has a direct or indirect material interest requiring disclosure under Item 404(a) of Regulation S-K of the Securities and Exchange Commission (the "SEC").

Mr. Schnel will be entitled to the basic compensation arrangement provided to the other independent directors of the Company consisting of cash and/or equity-based awards under the Company's 2011 Omnibus Incentive Plan. A description of this arrangement is contained under the heading "Director Compensation" in the Company's definitive proxy statement filed with the SEC on April 24, 2012 and is incorporated herein by reference. In addition, Mr. Schnel is expected to enter into the same form of indemnification agreement with the Company as the Company's other directors. A description of the form of indemnification agreement is contained in the Company's Current Report on Form 8-K filed on May 3, 2011 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

See Exhibit Index.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First PacTrust Bancorp, Inc.

Date:   April 2, 2013
By:	/s/ Richard Herrin

Name: Richard Herrin
Title: Executive Vice President, Chief Administrative Officer and Corporate Secretary

Exhibit Index

Exhibit No.	Description
EX-99.1	Press Release dated April 2, 2013